EXHIBIT 10.1

EXCITE AND BDE CONFIDENTIAL INFORMATION


            STRATEGIC ALLIANCE, MARKETING AND DISTRIBUTION AGREEMENT

         THIS STRATEGIC ALLIANCE, MARKETING AND DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of April 14, 2003 (the "EFFECTIVE DATE"), by and between Brilliant Digital Entertainment, Inc., a Delaware corporation, (together with its Affiliates, "BDE") with its principal place of business at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, CA 91367, and The Excite Network, Inc., a Delaware corporation with its principal place of business at One Bridge Street, Suite 42, Irvington, NY 10533 ("TEN"). BDE and TEN together shall be individually referred to herein as a "PARTY" or collectively referred to as the "PARTIES."

         WHEREAS, TEN owns and distributes a software application currently entitled the "MY SEARCH BAR," which consists of an Internet Explorer browser toolbar and related software enabling users to access content, products and services provided by TEN and TEN also owns, operates and distributes an internet portal currently entitled the "MY SEARCH HUB" which is accessible from the Toolbar, and

         WHEREAS, TEN has developed, manages and operates a proprietary system which enables Internet users and others to participate in online sweepstakes and loyalty programs; and

         WHEREAS, BDE has developed, manages and operates a proprietary system which enables licensed content to be distributed over peer-to-peer computer networks using digital rights management technologies and, in connection therewith, has developed an ancillary system and software application which enables end users of the Altnet Service to accumulate points as a form of reward currency; and

         WHEREAS, TEN and BDE desire to enter into a strategic alliance for purposes of marketing a customized version of the My Search Bar and operating an integrated sweepstakes and loyalty program and to share in the revenues generated from such a collaboration on the terms set forth in this Agreement.

         NOW THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the capitalized tee shall have the meanings ascribed to them in the Agreement or as set forth below:

                  1.1 "ACTIVATED INSTALLATION," with respect to any Toolbar download, means the installation of a Toolbar on an English Speaking User's computer as confirmed by successful contact with TEN's servers, but excludes Re-Activated Installations.

                  1.2 "ACTIVATED INSTALLATION TOOLBAR" means any Toolbar the download of which constitutes an Activated Installation.

                  1.3 "AFFILIATE" of a Party means any corporation, partnership or other entity that, directly or indirectly, controls, is under common control with, or is controlled by, such Party, for so long as such control exists.

                  1.4      "ALPM"  means  BDE's  "points"   management  software
program, which is anticipated to be distributed in connection with the launch of KMD version 2.5 under the name "Altnet Loyalty Points Manager".

                  1.5 "ALTNET CONTENT FILES" means those licensed content files, including without limitation music, games, video, film, and software files, distributed, through the Altnet Service with the express permission of the owners of such content (or such other entities lawfully entitled to authorize the distribution of such content).

                  1.6 "ALTNET MARKS" means any trademarks and tradenames owned or controlled by Altnet, including, but not limited to, "Altnet," and "Topsearch" and any logos and artwork associated therewith.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  1.7 "ALTNET SERVICE" means that certain proprietary application and method of file distribution operated by BDE which, among other things, enables (i) the distribution of licensed content to, and/or among the users of, peer-to-peer computer applications using digital rights management technologies, and (ii) the marketing, lease, and/or sale of distributed or "grid" computing and/or storage solutions.

                  1.8 "ALTNET USER" means an end user who has installed the Toolbar after downloading the Toolbar through installation the KMD or any application that may be distributed by BDE.

                  1.9 "APPLICATION" means TEN's proprietary "My Search Bar" Browser toolbar software program, Browser Toolbar successors thereto, and related installation, programs in object code form.

                  1.10 "BROWSER" means the Internet Explorer, the Macintosh and Netscape graphical interfaces to hypertext information on the World Wide Web.

                  1.11 "BROWSER TOOLBAR" means a Browser toolbar or system tray program interface to hypertext information primarily enabling users to initiate searches for content on the World Wide Web that is installed in the Browser window or system tray enabling users to search for Internet content; provided however, that applications primarily providing "Other Functions" (as defined in Section 2.1(b)) shall not be considered to be Browser Toolbars.

                  1.12 "COHORT" means, with respect to any period of days, the discrete group of Activated Installations occurring during the period commencing as of 12:00:00 a.m. ET on the first day of the period and ending at 11:59:59 p.m. ET on the last day of the period.

                  1.13     "DATABASE"   means  the   compilation  of  electronic
information or data created or otherwise produced by TEN in the course of delivering the Points Program Services.

                  1.14 "DOWNSTREAM USERS" means any user who has installed the Toolbar after receiving such Toolbar or an offer to download such Toolbar from an Altnet User through e-mail, solicitation, e-mail advertisement, pop-up advertisement or any other means now known or hereafter devised by which an Altnet User may deliver or offer to deliver the Toolbar, or any subsequent user who installs the Toolbar after receiving the Toolbar or an offer to download the Toolbar through such methods from any other user, provided that the Toolbar or offer to download the Toolbar originated from an Altnet User. Notwithstanding any of the foregoing, a Downstream User shall specifically exclude any end user who has installed the Toolbar in connection with any offer or solicitation not authorized or conducted by TEN pursuant to which an incentive of any kind is offered or given in return for such installation.

                  1.15     "ELIGIBLE  DOWNLOAD"  means ***.

                  1.16 "ENGLISH SPEAKING USER" means an end user whose personal computer settings indicate that she or he speaks the English language and who has elected to download the English version of KMD.

                  1.17 "ENGLISH SPEAKING DOWNSTREAM USER" means a Downstream User whose personal computer settings indicate that she or he speaks the English language and, if applicable, who has elected to download the English version of KMD.

                  1.18 "GROSS PROFITS" means the total amount of revenue received by TEN on account of Paid Click Revenue less only (i) ***.

                  1.19 "INTELLECTUAL PROPERTY RIGHTS" means, with respect to any item, any and all now known or hereafter known tangible and, intangible (a) rights associated with works of authorship throughout the universe, including but not limited to copyrights and moral rights, (b) trademark and trade name rights and similar rights, (c) trade secret rights, (d) patents, designs, algorithms and other industrial property rights, (e) all other intellectual property and industrial property rights, and (f) all registrations, initial applications, renewals, extensions, continuations, divisions or reissues hereof now or hereafter in force (including any rights in any of the foregoing).


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  1.20 "KMD" means the peer-to-peer file sharing software program currently distributed by Sharman under the name "Kazaa Media Desktop" and all versions, updates, patches, ements of any kind thereto, including without limitation, the next succeeding version which is referred to herein as KMD version 2.5.

                  1.21 "KMD RELEASE DATE" means the date of the first Eligible Download for KMD version 2.5 or any successor or replacement of any kind thereto.

                  1.22 "LAUNCH DATE" means the date on which the Toolbar is first bundled as a mandatory application in connection with downloads of an Eligible Download.

                  1.23 "OUTSIDE TOOLBAR" means the customized version of the Application to be distributed directly by TEN other than to Altnet Users or supplied by TEN and distributed by parties other than BDE, Sharman, their Affiliates, Altnet Users or Downstream Users.

                  1.24 "PAID CLICK REVENUE" with respect to any Toolbar or group of Toolbars means all revenue received ***.

                  1.25 "PAID SEARCH RESULT" means any search result listing appearing ***.

                  1.26     "POINTS  PROGRAM" shall have the meaning set forth in
Section 3.1.

                  1.27 "POINTS PROGRAM SERVICES" shall have the meaning set forth in Section 3.3.

                  1.28 "QUERY" means a search query entered on the Toolbar or via the Toolbar Website.

                  1.29 "RE-ACTIVATED INSTALLATIONS" means any and all installations of a Toolbar on the computer of an end user for which the records of TEN confirm another Toolbar was previously downloaded and previously de-installed.

                  1.30 "RE-ACTIVATED INSTALLATION TOOLBARS" means any and all Toolbars installed on the computers of end users for which the records of TEN confirm another Toolbar was previously downloaded and de-installed.

                  1.31 "REWARDS SYSTEM" means TEN's proprietary system, as hereafter improved, enabling Internet users and others to participate in online sweepstakes and loyalty programs.

                  1.32 "SEARCH RESULTS" means the web page displayed by TEN in response to a Query which contains the data set provided by TEN, including, without limitation, web search results and, as applicable, any Altnet Content Files.

                  1.33     "SHARMAN"  means  Sharman  Networks,   Ltd.  and  its
Affiliates.

                  1.34 "TEN DOCUMENTS" means all end user license agreements and/or privacy policies intended for end users of the Toolbar and Toolbar Website which describe the terms and conditions of use of such products and services.

                  1.35 "TOOLBAR" means the customized version of the Application to be supplied by TEN specifically for distribution by BDE under the terms and conditions set forth in this Agreement including any updates delivered in accordance with Section 2.5 of this Agreement.

                  1.36     "TERM" has the meaning set forth in Section 11.1.

                  1.37 "TOOLBAR USER" means any end user who has (i) an Activated Installation, (ii) any other installation of the Toolbar through KMD downloads, (iii) any installation of the Toolbar by a Downstream User, or (iv) any installation of the Toolbar distributed by BDE or its Affiliates through the Altnet Service.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  1.38 "TOOLBAR WEBSITE" means the version of the "My Search Hub" website operated by TEN which shall be accessible by means of the Toolbar and which shall enable users access to Internet search and other content and services.

         2.       TOOLBAR DEVELOPMENT, MARKETING AND DISTRIBUTION.

                  2.1      GENERAL.   TEN  shall  be  solely   and   exclusively
responsible for the design, development, operation and maintenance of the Toolbar and the Toolbar Website. Subject to BDE's rights under Section 2.2 of this Agreement and clauses (a) through (h) of this Section 2.1, TEN shall determine the features and Browser search bar functionality of the Toolbar and Toolbar Website in its sole discretion, including without limitation, determining which search providers or technologies shall be made available by or though the Toolbar and Toolbar Website and which Paid Search Results shall be made available through the Toolbar or Toolbar Website; provided, however, that notwithstanding the foregoing,

                           (a)      BDE shall have the option to require  TEN to
enable access from the Toolbar to the Altnet Service and Points Program as provided under Section 2.2 of this Agreement (the "ALTNET TOOLBAR FEATURES");

                           (b)      without  the consent of BDE,  which  consent
may be withheld in BDE's sole discretion, TEN shall not include in the Toolbar any functionality not customarily provided in Browser search toolbars ("OTHER FUNCTIONS") including without limitation, displaying offers, links or websites, or advertisements contextually targeted to users' browsing activity, or other functionality directly competitive with other applications currently distributed by Altnet or Sharman;

                           (c)      With the  exception  of the  Altnet  Toolbar
Features and Other Functions, TEN shall have the right to modify the Toolbar and Toolbar Website, at its discretion, including without limitation, in order to comply with applicable law and third party licenses; provided, however, that TEN shall maintain "My Search" branding to the exclusion of any alternative branding (other than as set forth in Section 2.2 below) for the Toolbar;

                           (d)      TEN shall use its best efforts to adhere and
conform to the then currently generally applicable Sharman policies relating to de-installation of bundled applications; provided that (i) such policies have been communicated to TEN in writing in advance, and (ii) BDE shall not prohibit TEN from presenting reasonable rebuttal language (i.e., a message such as "Are you sure you want to delete My Search Bar?") in connection with any de-install process; and (iii) BDE will, subject to Sharman's restrictions, work in good faith with TEN to encourage users to retain the Toolbar upon de-installation of the KMD;

                           (e)      TEN shall always provide an end user license
agreement ("EULA") the current version of which is attached as Exhibit F hereto, for integration into the ALPM EULA that complies with United States best practices, is written in plain English, and clearly discloses all functionality that may diminish user privacy;

                           (f)      TEN shall not  include  in the  Toolbar  any
technology that gathers or reports to any person other than the user of the Toolbar any information about a such user without their prior acknowledgement or in conflict with the published standards of the TRUSTe Privacy Seal Program and TEN agrees that in the event third party websites publish information stating that the Toolbar includes "spyware" TEN will use their commercially reasonable efforts to resolve or adequately refute such allegations;

                           (g)      TEN  shall  not  cause  the  Toolbar  to  be
Installed in the system tray;

                           (h)      TEN shall  ensure on a regular  daily  basis
that each Toolbar installed and operational on each User's computer is contacted by, confirmed by and recorded by TEN's servers immediately following download;


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                           (i)      TEN  shall  use its best  efforts  to ensure
that reproducible bugs or errors in he functioning of the Toolbar are corrected wit reasonable promptness and, to the extent such fixes require upgrades to Toolbars, provide to BDE updated Toolbar applications implementing bug fixes; and

                           (j)      Any   modification  of  the  Altnet  Toolbar
Features (other than modifications initiated or controlled at the discretion of the Toolbar User) or any rebranding of the Toolbar by TEN shall require the prior written consent of BDE, which consent may be withheld in BDE's sole discretion.

                  2.2 BDE BRANDING AND INTEGRATION. TEN hereby agrees to provide BDE with integration and branding for the ALPM and Points Program on the Toolbar (and, with respect to the Button only, the Outside Toolbar) as follows:

                           (a)      Within 30 days of BDE's written request, TEN
shall integrate and thereafter at all times maintain a "Search for files" or "Files" button on the Toolbar and the Outside Toolbar which shall access and search the Altnet Service for Altnet Content Files (the "BUTTON"). The size, placement, text and appearance of the Button shall be determined upon mutual agreement of the Parties but the Button shall have features no less functional or less attractive to users than the features of other buttons offered on the Toolbar at the time BDE implements the Button. Notwithstanding the foregoing, should the Altnet Marks appear in the Button, TEN shall not modify or alter the Altnet Marks in any manner without Altnet's prior written consent, which may be withheld at Altnet's sole discretion, except for adjusting the size of the Altnet Marks to fit in the Button (provided that under no circumstances shall the Altnet Marks, be smaller than 48 pixels by 14 pixels as they appear on the Button). TEN hereby agrees that the Button shall be installed on 100% of all downloads of the Outside Toolbar, subject to the following limitations:

                                    (i)      ***.

                                    (ii)     The Button need not be incorporated
on the Outside Toolbar specifically designed for and distributed ***.

                                    (iii)    TEN  shall  have the right to cease
integrating and displaying the Button in the event that the testing process described below results in a "FAILURE", as follows:

                                             (1)      TEN and BDE shall  conduct
a test (the "TEST") for the purpose of measuring the performance of the Outside Toolbars during the period commencing as of the Launch Date and ending 180 days from the Launch, Date (the "TEST PERIOD"). ***. In the event that BDE reasonably objects to the analysis set forth in the Test Report, the parties shall submit the Test Report to arbitration (the "ARBITRATION") in front of an independent third party mutually agreed upon by the parties or, if the parties are unable to agree, as independently appointed by the American Arbitration Association (the "ARBITRATOR") to determine whether or not the Test Report is fair and reasonable. The Arbitrator shall be entitled to render judgment that the Test Report is fair and reasonable under the circumstance or to recommend such modifications as the Arbitrator deems necessary to result in a fair and reasonable test based upon available data, in which case TEN shall rerun the test against available data in accordance with any recommendations made by the Arbitrator. The parties shall bear their own costs in any Arbitration, provided that if the Arbitrator finds that the Test was not fair and reasonable, TEN shall bear the cost of rerunning any new results. TEN shall be entitled to cease integration of the Button and to offer it only as a customization during any Arbitration period.

                                    (iv)     At any time during or following the
Test Period, TEN may remove the Button from an Outside Toolbar distributed by a third party ("REFUSING PARTY") ***.

                           (b)      Commencing  with  the  first  Toolbar  to be
distributed on the Launch Date, TEN shall integrate the ALPM with the Toolbar such that the ALPM program interface and additional functionality will thereafter at all times be accessible through a drop-down menu embedded within the Toolbar (the "DROP DOWN Menu"), provided that the initial integration shall be as set forth in Exhibit B hereto and shall thereafter be determined upon mutual agreement of the Parties. Notwithstanding the foregoing, with the exception of adjusting the size of the Altnet Marks to fit in the Drop Down Menu (provided that under no circumstances


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

shall the Altnet Marks be smaller than 48 pixels by 14 pixels as they appear on the Drop Down Menu), TEN shall not modify or alter the Altnet Marks in any manner without Altnet's prior written consent, which may be withheld at Altnet's sole discretion.

                           (c)      Provided BDE requests TEN to incorporate the
Altnet Marks into the Altnet Toolbar Features, BDE grants to TEN the limited, royalty-free, nonexclusive license to use, display, and modify (for the purposes of adjusting the size of the Altnet Marks only, as contemplated herein) the Altnet Marks for such incorporation.

                           (d)      Within 30 days of Top Search  Acceptance (as
set forth in Section 2.2(d)(i) below), TEN shall augment the Search Results Pages displayed to end users of the Toolbar and Toolbar Website, to thereafter include at all times, listings of matching Altnet Content Files which are deemed relevant for placement on such pages as determined based upon BDE's "Top Search" search technology. TEN's obligation to augment such results shall be contingent upon, BDE providing TEN with an application programming interface and XML feed which shall enable TEN to retrieve relevant listing and link information for the applicable Altnet Content Files in a manner and speed consistent with that of major Internet search service providers so as not to cause any commercially significant degradation in, the speed with which Search Results Pages are served in response to Queries and Top Search Acceptance. TEN shall be responsible for determining how to integrate such matching Altnet Content File results on Search Results Pages, provided that in no event shall TEN display more than 3 listings for Altnet Content Files on the initial Search Results Page displayed in response to a Query. BDE agrees to share any and all revenue generated, on purchases of Altnet Content Files as set forth in Exhibit C. TEN and BDE agree that the integration of Altnet Content Files shall be subject to the testing and acceptance of the Top Search Technology ("TOP SEARCH ACCEPTANCE") as follows:

                                    (i)      BDE may at any  time,  provide  TEN
with written notice of its intent to integrate Altnet Content Files into Search Results Pages (the "SEARCH INTEGRATION NOTICE") at any time during the Term. Immediately upon receipt of the Search Integration Notice, TEN shall conduct acceptance testing of the Top Search Technology and Altnet Content File database in order to ensure that the Altnet Content which are retrieved for display in response to Queries entered by Toolbar Users (i) are reasonably relevant to the Queries for which they are returned, (ii) do not contain content which is pornographic, vulgar, obscene or inappropriate for persons under the age of 21 (unless the Toolbar User has made an affirmative and express decision to enable the Toolbar to provide such content by selecting an "adult" or "disable family filter" or similar content option which shall be made available by means of a Drop-Down Menu or upon initial installation (iii) meet the service requirements as set forth in Section 2.2(d)). Notwithstanding the foregoing, BDE acknowledges and agrees that the initial default setting for purposes of integration of the Altnet Files shall be to exclude pornographic content, provided that users shall be offered the option to change such default. TEN shall provide BDE with written notice within 15 business days of receipt of the Search Integration Notice stating whether the Top Search Technology is accepted or rejected. If TEN accepts the Top Search Technology, it shall implement such technology in accordance with this Section 2.2(d) within 15 business days of acceptance. If TEN rejects the Top Search Technology is shall provide a reasonably detailed description of the basis for such rejection and use its good faith best efforts to resolve any issues.

                           (e)      BDE shall  provide TEN with the Altnet Marks
(if BDE requires their use), an application programming interface and XML feed required to implement the functionality and appearance of the Drop Down Menu and the Button.

                           (f)      TEN shall provide BDE at no cost to BDE with
advertising with a value of *** based on *** and TEN shall develop website-based advertisements on behalf of BDE and subject to BDE's approval, which approval may be solely withheld by BDE, for release *** prior to the Launch Date and continuing for *** on the *** sites, as selected by BDE at BDE's sole discretion; provided that TEN shall not be required to run advertising for BDE with a value of more than ***.

                  2.3      PRODUCT DISTRIBUTION.

                           (a)      BDE hereby  represents  and warrants that it
has obtained from Sharman and subject to Section 5,1 of this Agreement, shall maintain continuously throughout the Term (including for the duration of any renewals


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

or extensions thereof) all rights, licenses and authority necessary and sufficient to have the Toolbar included as a Mandatory Application with any and all Eligible Downloads of versions of KMD commencing with KMD version 2.5 (including all new installations, version releases and upgrades thereof, subject to Section 2.5 below).

                           (b)      BDE shall,  continuously throughout the Term
(including for the duration of any renewals or extensions thereof) exercise of all rights, licenses and authority such that a discrete executable program file containing the software Toolbar is installed as a Mandatory Application (subject to Section 5.l of this Agreement) with any and all Eligible Downloads of KMD, including without limitation all new non-user paid installations, version releases and upgrades to KMD commencing as of the initial release of the KMD version 2.5. For purposes of this Agreement, installation of the Toolbar as a "Mandatory Application" shall mean that end users of KMD must install the Toolbar simultaneously with the ALPM with which the Toolbar is distributed and that the Toolbar may be de-installed in accordance with the de-installation policies of Sharman in effect at the time the Toolbar version is delivered to Sharman.

                           (c)      The Parties  agree that the Toolbar shall be
downloaded together with the ALPM in all Eligible Downloads (except that BDE will not be required to download the Toolbar ***); provided that BDE shall provide TEN with a written explanation as to why the ALPM is not permitted to be downloaded and shall use its commercially reasonable efforts to (i) satisfy any condition or cure any breach which would permit the ALPM to be included as soon as reasonably practical, and (ii) have the Toolbar included in Eligible Downloads without the ALPM;

                           (d)      A test  build will be  submitted  to TEN for
approval prior to distributing the Toolbar with KMD and the ALPM. Once TEN approves the test build, future distribution based on the script installation instructions will not require approval. BDE shall display the Documentation in connection with all downloads of the Toolbar in a manner approved by TEN in writing in advance and mutually agreed to by the Parties.

                           (e)      TEN  hereby  acknowledges  and  agrees  that
notwithstanding Sections 2.2(a) and 2.2(b) or any other provision of this Agreement to the contrary, this Agreement may be terminated by BDE whereupon BDE shall be discharged of any obligation to distribute the Toolbar upon the happening of any of the following: ***.

                           (f)      Notwithstanding   the   provisions  of  this
Agreement to the contrary, TEN may elect to implement a technological restriction limited to preventing the activation or downloaded Toolbars by computers on which an Application is present at the time of the applicable download.

                  2.4 COMMENCEMENT OF DISTRIBUTION. BDE shall ensure that the Launch Date commences on the KMD Release Date provided that the Toolbar is ready for inclusion, with KMD and submitted to BDE at least 7 business days prior to the KMD Release Date pursuant to Sections 3.3(h) and 3.3(i) below. The Parties shall use commercially reasonable efforts to work with each other to take such steps, including product review, integration planning and testing, and beta version releases of the KMD, to ensure that the Launch Date occurs on the KMD Release Date.

                  2.5 UPDATES. From time to time during the Term, BDE shall notify TEN of release dates for KMD updates. Upon receipt of such notice, TEN shall submit to BDE an update to the Toolbar for delivery trough KMD subject to the terms of Sections 3.3(h) and 3.3(i) below.

                  2.6 ALTERATIONS. BDE covenants and agrees on behalf of itself and its Affiliates not to, and shall ensure that Sharman and its Affiliates shall not, directly or indirectly:

                           (a)      modify or  interfere  with the  operation of
the Toolbar or Toolbar Website;

                           (b)      remove,  uninstall,  or disable  the Toolbar
once such Toolbar has been installed by an end user;


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                           (c)      replace  any  existing  installation  of the
Toolbar (or otherwise knowingly engage in any action that would create an additional installation of the Toolbar on a computer where one already exists), in connection with any installations, updates, patches, modifications, version releases or other actions which modify or replace an existing version of KMD or the ALPM on an end user's computer; provided, however, that BDE shall not be in violation of this provision if TEN has not included in its technology that is made available to BDE a commercially reasonable method for complying with the restriction set forth in this clause 2.6(c);

                           (d)      embed any type of disabling  or  controlling
device in connection with the Toolbar;

                           (e)      communicate with any end user in  any manner
intended to encourage the removal or disabling of the Toolbar (provided that the functionality of the Toolbar and the de-install process is clearly described in the EULA); or

                           (f)      encourage  any other entity to do any of the
foregoing.

                  2.7 CREDITS. BDE shall include all credits, copyright notices, trademarks, service marks, trade names and logos which are contained in the materials provided to BDE by TEN.

                  2.8 CUSTOMER SUPPORT. TEN will provide email support to customers who have requested support from BDE solely in relation to the Toolbar and Toolbar Website. In addition, when requested, TEN will provide end users with complete and simple instructions explaining how to uninstall the Toolbar.

         3.       POINTS PROGRAM SERVICES AND MANAGEMENT.

                  3.1 GENERAL. During the Term, BDE will, at its election, operate a promotional program (the "POINTS PROGRAM") for end users of the Altnet Service, which shall enable such end users to earn "points" for engaging in such lawful activities as BDE, may determine, including without limitation, for downloading, uploading and sharing Altnet Content Files.

                  3.2      BDE RESPONSIBILITIES.

                           (a)      BDE   shall   have   sole   and    exclusive
responsibility for the design, development and maintenance of the ALPM, the Altnet Service and the Points Program (including the Promotional Programs), including without limitation:

                                    (i)      setting  the  parameters  and rules
for issuance of points under the Points Program;

                                    (ii)     setting  the  parameters  and rules
for any sweepstakes, games of chance, contest or other promotional programs to be offered in conjunction with the Points Program;

                                    (iii)    managing the issuance,  storage and
delivery of points to end users of the Altnet Service pursuant to the Points Program;

                                    (iv)     creating   and    distributing    a
graphical user interface (the "POINTS PROGRAM INTERFACE" or "PPI") to end users worldwide and managing and maintaining the PPI on end user's computers by means of the ALPM; and

                                    (v)      determining  any and  all  specific
sweepstakes and reward offerings, including without limitation the exact nature and number of all sweepstakes prizes, merchandise, premiums or other goods and services of any kind to be offered for sale or redemption through the Points Program.

                           (b)      BDE  shall be the  official  sponsor  of the
Points Program, including any and all sweepstakes, games of chance, contests, skill games, reward programs or other promotions of any kind run in


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

connection with the Points Program ("PROMOTIONAL PROGRAMS"). Prior to launching any Promotional Program, BDE shall submit a proposal of the Promotional Program to TEN for review and comment ("FEEDBACK") to ensure the Promotional Program will comply with applicable law and Internet best practices ("COMPLIANCE"). TEN, with reasonable promptness following BDE's submission of any such proposal, shall provide Feedback to BDE, including, but not limited to, (i) whether such Promotional Program is in Compliance, or (ii) if such Promotional Program is not in Compliance, the changes required for Compliance.

                           (c)      BDE shall be  responsible  for and shall pay
directly third party vendors or to TEN, in advance, the actual out-of-pocket costs of all sweepstakes (including, without limitation, the cost of all prizes, bonds, filing fees and administrative or regulatory costs directly related thereto and authorized by BDE prior to commencement of the sweepstakes or other program to which the cost relates, but excluding TEN's expenses incurred in providing the Points Program Services), premiums, merchandise, or other goods and services of any kind which may be offered in connection with the Points Program and all delivery costs, taxes, or other fees and charges related thereto.

                  3.3      TEN RESPONSIBILITIES.

                           (a)      TEN shall develop and provide BDE at no cost
to BDE, a peer-to-peer based sweepstakes management solution (the "POINTS PROGRAM SERVICES") in accordance with the terms and conditions set forth in this
Section 3.3. The Points Program Services shall be provided by TEN from such servers and systems and using such software as TEN may designate in its discretion.

                           (b) With the  input  and  approval  of BDE,  TEN will
design, produce, host, and maintain content consisting of a set of web pages and a Database that will be accessed as components of the PPI, including by providing any necessary and suitable hardware and any other equipment or facilities necessary to fulfill such requirements; and

                           (c)      TEN shall do the  following in the course of
providing the Points Program Services;

                                    (i)      provide the systems  administration
and support services as necessary to maintain the web pages, including the performance of regular backup of the web pages and the data collected from the web pages and the Database;

                                    (ii)     use commercially reasonable efforts
to provide adequate security for the web pages and Database, including, but not limited to the prevention of attacks by hackers, robots, worms, viruses and any other security threats to the web pages and Database;

                                    (iii)    provide  the  physical  space   and
environment (including, without limitation, electrical, ventilation, moisture, temperature, cleanliness, etc.) that will enable the web pages and Database to function efficiently;

                                    (iv)     enable   BDE   to   access   online
performance reports in regard to use of the web pages and Database by end users of the Altnet Service in a form and format and frequency to be mutually agreed upon by the Parties;

                                    (v)      provide  sufficient  communications
bandwidth to enable proper access to the web pages and Database under normal conditions and ensure efficient access to the web pages and Database at all times and without abnormal communication delays, including during peak usage periods;

                                    (vi)     monitor the web pages and  Database
to ensure that such are being used for lawful purposes consistent with generally-recognized Internet business practices and any parameters established by BDE in connection with the Points Program;


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    (vii)    maintain  an  interface  with BDE's
systems and databases for the purpose of verifying, debiting, crediting, canceling and otherwise treating points in accordance with any protocols and rules as may reasonably be established by BDE relating to such functions;

                                    (viii)   provide   assistance   to   BDE  in
contracting with participating vendors to procure rewards merchandise and services;

                                    (ix)     provide  reasonable  assistance  to
BDE in connection with the administration of sweepstakes programs, including conducting random drawing to select winners, file on BDE's behalf any necessary bonds, certificates, winners lists, or applications as may be required in connection with properly registering such programs, and manage any alternative means of entry into such programs as may be required under applicable law and mutually agreed to by TEN;

                                    (x)      provide  Feedback  pursuant  to BDE
pursuant to Section 3.2(b) above;

                                    (xi)     provide    BDE    access    on    a
most-favored-nations basis to TEN games, sweepstakes and other services (and permit BDE to offer BDE or Altnet branded versions thereof), either through the Rewards System or other TEN platforms or formats;

                                    (xii)    handle the delivery of merchandise,
managing the receipt of funds from users for purchased merchandise and remitting such payments to applicable vendors;

                                    (xiii)   ensure  that  all  Points   Program
Services provided by TEN and the Toolbar comply with any and all applicable laws, regulation and Internet best practices; and

                                    (xiv)    with  reasonable  promptness and in
any event within ninety (90) days from the Effective Date, employ an adequately qualified employee approved by BDE (which approval shall not be unreasonably withheld) for the Term, the Renewal Term, if any, and the Rollover Terms, if any, with expertise in online marketing and Internet technological issues, including, but not limited to the implementation of online sweepstakes, who shall be solely dedicated to the implementation, management and supervision of the Points Program and TEN's responsibilities under this Section 3.3 ("POINTS PROGRAM MANAGER"). TEN hereby agrees to implement a bonus compensation plan comprising a significant element of the total compensation for the Points Program Manager providing for bonuses based solely upon the success of the Points Program, the PPI and the Points Program Services.

                           (d)      TEN will  assume  all costs  for the  Points
Program Services provided above (including sweepstakes management) with the exception of all costs related to the purchase and delivery of any sweepstakes premiums or prizes or any other good or services distributed to participants in the Points Program.

                           (e)      Notwithstanding the foregoing, TEN shall not
be required to provide the Points Program Services in connection with any sweepstakes or other promotional program which TEN reasonably believes is likely to result in a violation of any applicable law, rule or regulation and in such case, TEN will notify BDE of the reasons TEN believes such sweepstakes or promotional program is likely to result in a violation of any applicable law, rule or regulation.

                           (f)      Notwithstanding  anything  to  the  contrary
contained in this Agreement or the course of dealings between the Parties, including without limitation any Feedback from TEN, TEN shall be solely and exclusively responsible for ensuring that any Promotional Programs which are provided and controlled by TEN comply with applicable law and Internet best practices.

                           (g)      Notwithstanding  anything  to  the  contrary
contained herein, TEN and BDE acknowledge that the provisions of this Agreement regarding Downstream Users are solely intended to address compensation to BDE for installations of the Toolbar by such Downstream Users as a result of end users' independent decisions to share the Toolbar with others and do not create any obligation on TEN to engage in or develop any specific marketing or promotional efforts. TEN shall have sole and exclusive control, at its discretion, over all


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

marketing and promotion of the Toolbar to Downstream Users, TEN shall use commercially reasonable efforts to identify and monitor Activated Installations by Downstream Users, and to the extent commercially feasible, TEN shall track, record and provide BDE with reporting on the distribution, and installation of the Toolbar by such Downstream Users, including the number of Toolbars distributed by any such email solicitation, email advertisement, pop-up advertisement or any other means now known or hereafter devised through which TEN may directly promote the Toolbar to Downstream Users, and, such other information as shall be mutually agreed to by the Parties and is reasonably available to TEN ("DOWNSTREAM REPORTING"). TEN further agrees that, pursuant to the terms of EXHIBIT A, it shall utilize the Downstream Reporting for calculating all monies owing to BDE under this Agreement and include the Downstream Reporting in its reports required under Section A6 therein.

                           (h)      TEN  shall   maintain   redundant  off  site
back-up for all data and information necessary to recover operations of all sweepstakes and promotional programs operated for BDE.

                           (i)      TEN  shall  use its best  efforts  to ensure
that any version of the Toolbar submitted to BDE for distribution (including, but not limited to the version of the Toolbar for distribution on the Launch Date, and any other revisions, updates, modifications and/or reconfigurations of the Toolbar thereafter) shall be free of any bugs, errors, viruses, time bombs, Trojan horses, worms, robots, spiders or any other software component capable of disrupting user access or interaction with the Internet, damaging computer systems or equipment, damaging computer software, interfering with computer communications or causing any compatibility problems with ALPM or the Altnet Service regardless of whether Altnet has exercised its option for TEN to incorporate the Altnet Toolbar Features into such update.

                           (j)      TEN shall  submit  the  Toolbar  and any new
version, revision or update thereof ("UPDATED TOOLBAR") which complies with the terms of Section 3.3(i) above to BDE at least 5 business days prior to the KMD Release Date for the KMD version to which the Toolbar or Updated Toolbar is to be bundled.

         4.       COMPENSATION AND AUDIT.

                  4.1 COMPENSATION. TEN shall pay BDE fees on the terms set forth in Exhibit A.

                  4.2 AUDIT RIGHTS. TEN shall maintain accurate records of the calculations of the payments due to BDE hereunder. During the Term and for every calendar quarter following the expiration or termination of the Term in which ***, BDE, at its expense, and upon not less than ten (10) business days advance notice to TEN, shall have the right once during each calendar quarter to have a certified public accounting firm examine or audit such records in order to verify the figures reported and the amounts payable to BDE by TEN under this Agreement. Since TEN is solely responsible for tracking and paying all monies owed, any underpayment discovered shall be paid within 10 (ten) business days and shall not limit any other rights or remedies of BDE hereunder as a result of such payment default, all of which shall be cumulative. Any over-payment discovered shall be deducted from the next payment due. BDE shall bear the expense of any audit conducted pursuant to this Section unless such audit shows in error in BDE's favor amounting to a deficiency to BDE in excess of ten percent (10%) of the actual amounts paid and/or payable to BDE hereunder (as reasonably determined by the auditor), in which event TEN will promptly reimburse BDE for all reasonable expenses incurred to conduct and collect from the audit. TEN shall pay BDE any undisputed amounts to BDE within 10 days of receipt of a final report from the auditor setting forth in detail the amount of underpayment and the basis for determining that amount. In the event that TEN disputes any or all of the amounts claimed due on such report, TEN shall have the right, at its own cost and expense, to retain a "Big 4" accounting firm, excluding any firm with which TEN has an audit relationship, to conduct and complete an independent audit within thirty days of delivery by BDE to TEN of the final report of BDE's auditor. In the event that the final report of "TEN's auditor is not timely provided by TEN to BDE, the report of BDE's auditor shall be determinative and binding. If the report of TEN's auditor is delivered on a timely basis and there shall be a discrepancy between the two audit reports of greater than 5%, either party shall have the right to initiate binding arbitration proceedings before a single arbitrator (who shall be a CPA) selected by the American Arbitration Association to review the two audit reports and make a final determination based thereon as to the amount of underpayment, if any. In the event that the discrepancy between the two reports in less than 5%, the result of the audit conduct by BDE shall govern.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         5.       EXCLUSIVITY

                  5.1 Subject to Section 5.3, TEN shall be the exclusive provider of Browser Toolbars for bundling or downloading in conjunction with software distributed by BDE and, BDE shall ensure that TEN shall be the exclusive provider of Browser Toolbars for bundling or downloading in conjunction with software distributed by Sharman (including the ALPM and KMD). For so long as TEN shall be the exclusive provider of Browser Toolbars distributed by BDE, BDE agrees on behalf of itself and its Affiliates not to, and shall obtain the agreement of Sharman and its Affiliates not to, directly or indirectly, authorize the distribution or installation of any competing Browser Toolbar to end-users of the KMD or ALPM applications or any other applications distributed directly by KMD, BDE or either of their Affiliates. Nothing set forth herein shall be deemed to conflict with, or otherwise limit applications distributed by Sharman or Altnet together with versions of KMD up to version 2.1 (provided that any future updates to those applications do not include new Browser Toolbars). If BDE elects to continue distribution of the Toolbar following an Exclusivity Termination Event, any provision of this Agreement requiring mandatory installation of the Toolbar shall no longer apply at such time as TEN ceases to be the exclusive provider of Browser Toolbars distributed by BDE.

                  5.2 BDE hereby represents and warrants that it has (i) all necessary rights, licenses and agreements as may be needed from Sharman in order to ensure that the exclusive rights granted and covenants made to TEN in
Section 5.1 hereof shall be satisfied in all respects throughout the Term, (ii) an agreement from Sharman that BDE may download the ALPM with all Eligible Downloads, and (iii) an agreement from Sharman that no other providers of applications ("THIRD PARTY BUNDLED APPLICATIONS") downloaded as part of bundles with the KMD are or will be permitted to download a Browser Toolbar as part of updates to the Third Party Bundled Applications facilitated by Sharman.

                  5.3 The provisions of Section 5.1 hereof shall be binding and remain in full force and effect in all respects for an initial period commencing on the Effective Date and ending on the last day of the twelfth complete calendar month following the Launch Date (the "FIRST YEAR"'); provided, however, that if the total amount paid or payable to BDE during the first Year is equal to or greater than *** Dollars (US$***) (the "FIRST YEAR EXCLUSIVITY TRIGGER AMOUNT") is equal to or greater than *** Dollars (US$***) then the provisions of Section 5.1 shall remain binding and in full force and effect for the next succeeding twelve calendar months (the "SECOND YEAR"), and provided, further, that if the total amount paid or payable to BDE during the First and Second Years combined (the "TWO YEAR EXCLUSIVITY TRIGGER AMOUNT") is equal to or greater than *** Dollars (US$***) then the provisions of Section 5.1 hereof shall remain binding and in full force and effect for duration of any Renewal Term and Rollover Terms as defined in Section 10 of this Agreement. TEN shall provide, within 10 business days following the end of the First Year and the Second Year, all necessary reports confirming whether TEN has met either the First Year Exclusivity Trigger Amount or the Two Year Exclusivity Trigger Amount.

                  5.4 Except as set forth herein, and subject to BDE's rights under Section 2.2 of this Agreement and clauses (a) through (g) of
Section 2.1:

                           (a)      TEN   shall  be   solely   and   exclusively
responsible for the design, development and maintenance of its products and services, and BDE shall be solely and exclusively responsible for the operation of its goods and services: and

                           (b)      TEN  shall   determine   the   features  and
functionality of its applications and websites (including any sponsored versions thereof) at its sole discretion, including all products and services offered and all related ongoing operation and maintenance thereof.

Notwithstanding the foregoing, TEN shall not alter, amend, modify or change the Altnet Marks which may appear on any TEN products or websites, including, but not limited to the Toolbar and any updates thereof.

         6.       LICENSES.

                  6.1 GRANT OF SOFTWARE LICENSE TO BDE. Subject to the terms and conditions of this Agreement, TEN hereby grants BDE a non-exclusive, non-transferable, non-sublicensable worldwide license solely to


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

reproduce and distribute the Toolbar software in object code solely in accordance with the terms and conditions of this Agreement. The license granted hereunder is limited strictly to the right to distribute the Toolbar software in exactly the form and format provided by TEN and to make copies of the Toolbar software only as necessary in order to engage in such distribution.

                  6.2 GRANT OF TRADEMARK LICENSE TO BDE. Subject to prior written approval from TEN in connection with each use and TEN's trademark usage guidelines as communicated to BDE (as amended from time to time by TEN), TEN hereby grants to BDE, a royalty-free, non-exclusive, non-transferable worldwide license to use and display the My Search trademark and logo (the "My Search Trademark") on marketing and promotional materials for the Toolbar. BDE agrees that it will not take any action not related to the enforcement of BDE's rights hereunder that might harm the reputation or goodwill of the My Search Trademark, that it will not take any action inconsistent with TEN's ownership of the My Search Trademark, that it will not use the My Search Trademark in an unsavory or disparaging manner, that it will not challenge TEN's rights in the My Search Trademark, and that it will not attempt to register the My Search Trademark or any other mark substantially similar thereto. All use of My Search Trademark by BDE and all goodwill associated therewith shall inure solely to the benefit of TEN.

         7.       OWNERSHIP; CONFIDENTIAL INFORMATION.

                  7.1 OWNERSHIP. Title to and ownership of any IP, including, without limitation, derivative works prepared by each Party, and all related technical know-how and all rights therein (including, without limitation, all Intellectual Property Rights), are and shall remain the exclusive property of that Party. Except as expressly provided herein, the Parties shall not copy, modify, reproduce, display, decompile, reverse engineer, localize, store, translate, sell, lease or otherwise transfer, distribute or use any of the other Party's IP, products or documentation, in whole or in part without the other Party's prior written consent. All rights not specifically granted herein with respect to the ALPM, Altnet Service, Altnet Marks and Points Program and BDE's software are reserved to BDE, and with respect to the Toolbar, Toolbar Website and Points Program Services are reserved to TEN. As used herein, "IP" means (1) as applied to TEN, the Toolbar, the My Search Trademark, the Toolbar Website and the resultant technology in and to the Points Program Services, (ii) as applied to BDE, the ALPM, Altnet Service, Altnet Marks and Points Program, and (iii) as applied to both Parties, any and all software, documents, writings, images, drawings, source code, object code, algorithms, and any component parts thereof embodied in the property stated in this definition.

                  7.2 CONFIDENTIAL INFORMATION. Each Party acknowledges that by reason of its relationship to the other Party under this Agreement it will have access to and acquire knowledge from, material, data, systems and other information concerning the operation, business, financial affairs, products, customers and intellectual property of the other Party that may not be accessible or known to the general public, including, but not limited to the terms of this Agreement (referred to as "CONFIDENTIAL INFORMATION").

                  7.3 NO DISCLOSURE. Each Party agrees to maintain all Confidential Information received from the other, both orally and in writing, in confidence and agrees not to disclose or otherwise make available such Confidential Information to any third party without the PRIOR written consent of the disclosing Party; provided, however, that each Party may disclose the financial terms of this Agreement to its legal and business advisors and to potential investors so long as such third parties agree to maintain the confidentiality of such Confidential Information. Each Party further agrees to use the Confidential Information only for the purpose of performing this Agreement. In addition, neither Party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other Party's Confidential Information and which are provided to the Party hereunder. Whenever requested by a disclosing Party, a receiving Party shall immediately return to the disclosing Party all manifestations of the Confidential Information or, at the disclosing Party's option, shall destroy all such Confidential Information as the disclosing Party may designate. The receiving Party's obligation of confidentiality shall survive this Agreement for a period of five (5) years from the date of its termination, and thereafter shall terminate and be of no further force or effect.

                  7.4      EXCLUSIONS.  The Parties'  obligations  under Section
7.3 above shall not apply to Confidential Information which: (i) is or becomes a matter of public knowledge though no fault of or action by the receiving Party;
(ii) was rightfully in the receiving Party's possession prior to disclosure by the disclosing Party; (iii) subsequent to disclosure, is rightfully obtained by the receiving Party from a third Party who is lawfully in


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

possession of such Confidential Information without restriction; (iv) is independently developed by the receiving Party without resort to the disclosing Party's Confidential Information; or (v) is required by law or judicial order or stock exchange regulation, provided that prior written notice of such required disclosure is furnished to the disclosing Party as soon as practicable in order to afford the disclosing Party an opportunity to seek a protective order and that if such order cannot be obtained disclosure may be made without liability.

         8.       REPRESENTATIONS AND WARRANTIES.

                  8.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party that it has the power and authority to enter into this Agreement, to grant the licenses contained herein, and to otherwise perform its obligations and covenants hereunder.

                  8.2 BDE REPRESENTATIONS AND WARRANTIES. Throughout the Term, BDE (on behalf of itself and its Affiliates) hereby represents and warrants to TEN that:

                           (a)      BDE is the exclusive owner of all rights and
interests in, the ALPM, Altnet Service and Points Program (exclusive of those elements licensed from third parties);

                           (b)      to the best of its  knowledge,  neither  the
marketing nor distribution of the ALPM, the Altnet Service or the Points Program infringes any copyright, patent, trademark, license other proprietary right of any person or entity;

                           (c)      excluding   Altnet  Content  Files,   Altnet
Content File names or descriptions thereof, the ALPM and Altnet Service does not contain any material that is defamatory, obscene, indecent or pornographic material or any computer "virus" or other contaminating or destructive feature (exclusive of results which may appear as search results);

                           (d)      BDE shall  comply in all  material  respects
with all applicable United States laws and regulations relating to distribution of the ALPM and Toolbar as provided hereunder, including without limitation, export or re-export control laws and regulations;

                           (e)      BDE shall  comply in all  material  respects
with all applicable United States laws and regulations relating to the operation of the Altnet Service and the Points Program; and

                           (f)      BDE has  obtained  from  Sharman  and or its
Affiliates all of the rights which are needed is order for BDE to satisfy its and Sharman's obligations hereunder (including, without limitation, BDE's obligations under Section 2 and 5 of this Agreement) and that BDE has the ability, power and permission to grant such rights to TEN and to make the promises and covenants set forth herein.

                  8.3 TEN REPRESENTATIONS AND WARRANTIES. Throughout the Term, TEN (on behalf of itself and its Affiliates) hereby represents and warrants to BDE that;

                           (a)      TEN is the exclusive owner of all rights and
interests in the Toolbar and Toolbar Website (exclusive of those elements licensed from third parties);

                           (b)      ***;

                           (c)      to the best of TEN's knowledge,  neither the
marketing nor distribution of the Toolbar or Toolbar Website infringes any copyright, patent, trademark, license or other proprietary right of any person or entity;

                           (d)      the  Toolbar  or  Toolbar  Website  does not
contain any material that is defamatory, obscene, indecent or pornographic material or any computer "virus" or other contaminating or destructive feature (exclusive of results which may appear on Search Results Pages, message boards, chat rooms or other areas, forums or user-generated content areas of the Toolbar Website);


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                           (e)      TEN shall  comply in all  material  respects
with all applicable United States laws and regulations relating to the operation of the Points Program Services and distribution of the Toolbar as provided hereunder, including without limitation, export or re-export control laws and regulations.

                  8.4 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES, AND EACH PARTY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED INCLUDING, WITHOUT LIMITATION, ACTUAL OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE OR ANY OTHER WARRANTY WITH RESPECT TO THE QUALITY, ACCURACY OR FREEDOM FROM ERROR OF THE OPERATION, USE AND FUNCTION OF THE TOOLBAR, ALPM, KMD, POINTS PROGRAM OR ALTNET SERVICE.

         9.       INDEMNIFICATION.

                  9.1 Subject to compliance with Section 9.2 hereof, each Party (the "INDEMNIFYING PARTY") will defend, indemnify and hold harmless the other Party (the "INDEMNIFIED PARTY"), and the respective directors, officers, employees, agents and Affiliates of the Indemnified Party, from and against any and all third party claims, costs, losses, damages, judgments and expenses (including reasonable attorneys' fees and costs of investigation) arising out of, relating to, or incurred as a result of (i) any failure by the Indemnifying Party to perform its obligations under this Agreement; (ii) the breach or inaccuracy of a representation or warranty made by, or breach of a covenant of, the Indemnifying Party hereunder; (iii) the negligence or willful misconduct of the Indemnifying Party in performance of its obligations under this Agreement; and (iv) any actual or alleged violation of applicable law in connection with Indemnifying Party's activities hereunder.

                  9.2 The Indemnified Party shall notify promptly the Indemnifying Party of any such claim of which it becomes aware and shall: (i) at the Indemnifying Party's expense, provide reasonable cooperation to the Indemnifying Party in connection with the defense or settlement of any such claim; and (ii) at the Indemnified Party's expense, be entitled to participate in the defense of any such claim.

                  9.3 The Indemnified Party agrees that the Indemnifying shall have sole and exclusive control over the defense and settlement of any such third Party claim. However, the Indemnifying Party shall not acquiesce to any judgment or enter into any settlement that adversely affects the Indemnified Party's rights or interests without prior written consent of the Indemnified Party.

         10.      LIMITATION OF LIABILITY; SPECIFIC REMEDIES.

                  10.1 EXCEPT AS REQUIRED UNDER SECTION 9, OR IN CONNECTION WITH THE WILLFUL MISCONDUCT OF A PARTY, UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, WHETHER IN TORT, CONTRACT OR OTHERWISE, SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY AFFILIATE OR OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, LOST PROFITS, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, EVEN IF THE PARTY SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, THE TOTAL LIABILITY OF EACH PARTY FOR ALL CLAIMS AGAINST SUCH PARTY UNDER THIS AGREEMENT SHALL NOT EXCEED THE TOTAL CONSIDERATION PAYABLE UNDER THIS AGREEMENT FOR THE TWELVE MONTH PERIOD PRIOR TO THE DATE ON WHICH A CLAIM GIVING RISE TO LIABILITY IS MADE; PROVIDED, HOWEVER, IN NO EVENT SHALL THE, LIMITATION SET FORTH IN THE FOREGOING CLAUSE LIMIT OR CAP BDE'S RIGHTS TO COMPENSATION UNDER
SECTION 4.1 AND EXHIBIT A.

         11.      TERM AND TERMINATION.

                  11.1 TERM. 2.3(e) The term of this Agreement (the "INITIAL TERM") shall commence on the Effective Date and will continue until the earlier to occur of:


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                           (a)      the end of the 24th complete  calendar month
following Launch Date, or

                           (b)      delivery to TEN by BDE of written  notice of
termination   following  the  occurrence  of  any  of  the  following  (each,  a
"TERMINATION  EVENT");  (i)  exercise of  termination  rights of BDE pursuant to
Section 2.3(e) of this Agreement, (ii) completion of the 12th complete calendar month following Launch Date if ***, and (iii) such time, if any, as TEN no longer provides, with substantially the same prominence as in the initial version of the Toolbar, search results ***, or

                           (c)      delivery to BDE by TEN of written  notice of
termination at any time following (i) permanent cessation of distribution of the KMD by Sharman or any successor provided that TEN shall provide Points Program Services for the 90-day period immediately following such termination including reasonable transition services in connection with transition of those services and relevant data to a replacement provider, or (ii) completion of the 12th complete calendar month following Launch Date if ***; provided that TEN shall provide Points Program Services for the 90 day period immediately following such termination including reasonable transition services in connection with transition of those services and relevant data to a replacement provider, (iii) ***, and (y) TEN shall nonetheless continue to provide Points Program Services to BDE as required under this Agreement through the of the 24th complete calendar month following Launch.

If a Termination Event does not occur prior to the 24th complete calendar month following the Launch Date, subject to termination by BDE or TEN upon the occurrence of a Termination Event, the term of this Agreement shall extend for an additional twelve month period, (the "Renewal Term") in the event that the total amount paid or payable to BDE as of the end of the initial Term (the
"Renewal Trigger Amount") is equal to or greater than *** Dollars (US$***). After the expiration of the Term, this Agreement will renew for successive one-month periods (each a "Rollover Term" and together with the Initial Term and the Renewal Term, the "Term") unless terminated by written notice received by the non-terminating Party not less than 30 days prior to the end of the applicable Rollover Term.

                  11.2 TERMINATION FOR BREACH. This Agreement may be terminated by either Party for cause immediately by written notice upon the occurrence of any of the following events: (i) if the other ceases to do business, other than by reason of a sale of all or substantially all of the assets of such Party or the merger or consolidation of such Party; (ii) if the other breaches any material provision of this Agreement and fails to cure such breach within thirty (30) days' of written notice describing the breach; or
(iii) if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust, deed, creditor's arrangement, or comparable proceeding, or if any such proceeding is instituted against the other and not dismissed within thirty (30) days.

                  11.3 EFFECT OF TERMINATION Upon termination of this Agreement, BDE will stop distributing the Toolbar upon the release of the next version of the KMD. Termination by either Party will not affect the rights of any end user under the terms of any applicable end user license agreement. Any outstanding prepayments made to BDE that have not been applied against monies owed to BDE at the time of termination shall be refunded to TEN. Upon termination, distribution of the Toolbar by BDE and Sharman will cease with the ensuing release of a new KMD version (provided that TEN shall not be obligated to pay Installation Bounties on account of such past-termination downloads). BDE will continue to share in Gross Profits generated from any and all Toolbar Users in perpetuity for the lifetime of each Toolbar User regardless of the reason for termination.

                  11.4 SURVIVAL. The provisions of sections 1, 2.6, 4.1, 4.2, 7, 8, 9, 10, 11.3, 11.4, 12 and 13 and Exhibit A shall survive the expiration or termination of this Agreement.

         12. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles. Any litigation under this Agreement will be brought in the federal or state courts in the State of New York and the Parties hereby consent to the exclusive personal jurisdiction and venue therein.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         13.      GENERAL.

                  13.1 EXPORT CONTROLS. Both parties will adhere to all applicable laws, regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

                  13.2 INDEPENDENT CONTRACTOR. The relationship created by this Agreement is one of independent contractors, and not partners, franchisees or joint ventures. No employees, consultants, contractors or agents of one Party are employees, consultants, contractors or agents of the other Party, nor do they have any authority to bind the other Party by contract or otherwise to any obligation, except as expressly set forth herein. They will not represent to the contrary, either expressly, implicitly or otherwise.

                  13.3 NOTICES. All notices and demands under this Agreement will be in writing and will be delivered by personal service, confirmed fax, confirmed e-mail, express courier, or certified mail, return receipt requested, to the attention of each of the General Counsel and Chief Executive Officer at the address of the receiving Party set forth below, or at such different address as may be designated by such Party by written notice to the other Party from time to time. Notice will be effective on receipt. Notices should be addressed to the address of the Party set forth under such Party's signature hereto.

                  13.4 NO ASSIGNMENT. Neither Party may assign this Agreement, in whole or in part, without the other Party's written consent; PROVIDED, HOWEVER, that either Party may assign this Agreement without such consent to a successor in interest, any affiliate or in connection with any merger, consolidation, any sale of all or substantially all of such Party's assets or any other transaction in which more than fifty percent (50%) of such Party's voting securities are transferred; and PROVIDED, FURTHER, that BDE may assign this Agreement without such consent to any party which acquires all or substantially all of the Altnet Service. Any attempt to assign this Agreement other than in accordance with this provision shall be null and void. This Agreement shall be binding upon and inure to, the benefit of the Parties' permitted successors and assigns.

                  13.5 FORCE MAJEURE. If by reason of labor disputes, strikes, lockouts, action of the elements, governmental restrictions, appropriation or other similar causes beyond the control of a Party hereto (a "Force Majeure Event"), such Party is unable to perform in whole or in part its obligations as set forth in this Agreement, then such Party shall be relieved of those obligations to the extent it is so unable to perform and such inability to perform shall not make such Party liable to the other Party (the "NON-AFFECTED PARTY") and such Party shall give notice to the Non-Affected Party. Neither Party shall be liable for any loss, injury, delay or damages suffered or incurred by the other Party due to the above causes.

                  13.6     MISCELLANEOUS.  This  Agreement,  and the Attachments
attached hereto and made a part hereof constitutes the complete and exclusive agreement between BDE and TEN with respect to its subject matter, and supersede all prior oral or written. understandings, communications or agreements not specifically incorporated, herein or therein. This Agreement may not be modified except in a writing duly signed by an authorized officer of BDE and TEN. The waiver by either Party of any breach of this Agreement by the other Party will not waive subsequent defaults by such Party of the same or a different kind. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be reformed, only to the extent necessary to make it enforceable, and such decision shall not affect the enforceability of such provision under other circumstances, or of the remaining provisions hereof under all circumstances. The failure of any Party to enforce any of the provisions hereof shall not be construed to be a waiter of the right of such Party thereafter to enforce such provisions. Any and all remedies herein expressly conferred upon a Party shall be deemed cumulative and not exclusive of any other remedy conferred hereby or by law, and the exercise of any one remedy shall not preclude the exercise of any other. Headings shall not be considered in interpreting this Agreement.

INTENDING TO BE LEGALLY BOUND, the Parties have executed this Agreement by their duly authorized representatives, to be effective as of the date first written above.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

THE EXCITE NETWORK, INC.                   BRILLIANT DIGITAL ENTERTAINMENT, INC.

     /s/ Jonas Steinman                         /s/ Kevin Bermeister
By:  ---------------------------           By:  -------------------------
     Jonas Steinman, Co-CEO                     Kevin Bermeister
                                                Chief Executive Officer
     ONE BRIDGE STREET, SUITE 42
     IRVINGTON, NY 10533


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT A

                           Compensation and Reporting

The Parties shall receive compensation, make payments and report to each other as follows:

         Al. SIGNING BONUS. Within business days of the Effective Date, TEN shall pay BDE a non-recoupable one-time payment of *** Dollars (US$***) (the "SIGNING BONUS"), by way of cashiers check or wire transfer. The Signing Bonus shall not be recoupable by TEN from any revenues generated under this Agreement and shall generally be non-refundable, except that the Signing Bonus shall be refunded by BDE to TEN in its entirety in the event that (i) the Toolbar is not included with KMD upon the initial launch of v2.5 or (ii) the Launch Date has not occurred by July 1, 2003 unless such failure to include the Toolbar within such time periods is a result of TEN's actions or omissions. In the event that the Signing Bonus is subject to refund to TEN, then BDE shall refund such amount in its entirety to TEN by way of cashiers check or wire transfer within 3 business days of the date on which the condition which entitles TEN to a refund is satisfied.

         A2. ADVANCE. Within 3 business days of the Effective Date, TEN shall place *** Dollars (US$***) (the "Advance") into escrow with Edwards & Angell LLP for the benefit of BDE pursuant to an Escrow Agreement attached hereto as Exhibit D. The Advance shall be released in its entirety to BDE upon launch of the Toolbar as a Mandatory Application as part of the first Eligible Download, and shall be released to TEN in its entirety in the event that either (i) the Launch Date does not coincide with the KMD Release Date, or (ii) the Launch Date is not prior to July 1, 2003, provided that such delays of the Launch Date are not the result of TEN's negligence or failure to meet its obligations under this Agreement. The Advance shall be non-refundable (except as set forth in the next sentence) but shall be recoupable by TEN as against the first $*** in fees or payments that would otherwise be due and payable to BDE as set forth herein (excluding the Signing Bonus). In the event that there shall not be ***, BDE shall return to TEN any portion of the Advance that has not yet been recouped by TEN.

         A3. INSTALLATION BOUNTIES. Subject to TEN's right to recoup its Advance, during the Term (including any Renewals thereof), TEN will pay BDE a non-refundable bounty in an amount equal to *** (the "INSTALLATION"). Payment of Installation Bounties on account of Activated Installations received by TEN within each calendar month during the Term shall be made within *** of the end of each such calendar month. Notwithstanding anything to the contrary contained in this Agreement, TEN shall be entitled to retain the first US$*** in funds that would otherwise be payable to BDE until such time as TEN has recouped the Advance. If TEN shall fail to pay BDE the Installation Bounties within *** of receipt of written notice from BDE that such payment is overdue, without limiting any other rights available to BDE, whether at law or in equity, the exclusivity provisions contained in Section 5 of the Agreement shall immediately terminate with respect to BDE and it Affiliates.

         A4. REVENUE SHARE FOR ACTIVATED INSTALLATION TOOLBARS. TEN and BDE shall share in all of the Gross Profits generated from Activated Installation Toolbars as follows:

                  a. To the extent that the cumulative amount of Gross Profit generated by Activated Installation Toolbars (including without limitation, all Activated Installation Toolbars downloaded by English Speaking Downstream Users) since the Effective Date, net of the Advance, ("CUMULATIVE GROSS PROFITS") exceeds ***, BDE shall be entitled to receive *** (the "FIRST ALTNET PRIORITY PAYMENT").

                  b. TEN shall then receive *** (the "FIRST TEN PRIORITY PAYMENT").

                  c. BDE shall then receive *** (the "SECOND ALTNET PRIORITY PAYMENT").

                  d. TEN shall then receive *** (the "SECOND TEN PRIORITY PAYMENT").

                  e. To the extent that Cumulative Gross Profits exceeds the cumulative amount of Installation Bounties, the First and Second Altnet Priority Payments, and the First and Second TEN Priority Payments payable as set forth in this Section A4 as of the end of


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                           any calendar month during the Term, TEN and BDE shall share such excess Gross Profits (the "EXCESS GROSS PROFITS") *** to TEN and *** to BDE (each Party's "EXCESS REVENUE SHARE").

                  f. TEN shall pay BDE any Altnet Priority Payments or Excess Revenue Share, if any, within *** of the end of each calendar month during which Gross Profits were generated, based on the applicable amount of Activated Installations, Cumulative Gross Profits, Altnet Priority Payments, TEN Priority Payments and Excess Revenue Share previously paid and payable as of the end of each applicable calendar month.

         A5. OTHER USERS. During the Term of the Agreement, BDE and TEN shall share ***. The Parties acknowledge and agree that no Installation Bounty or Altnet Priority Payments shall be payable on account of the installations of Toolbars that are not Activated Installation Toolbars (including without limitation, all Activated Installation Toolbars downloaded by English Speaking Downstream Users). Payment of all amounts due to BDE by TEN on account of Gross Profits generated by all other that those with respect to which Gross Profits are allocated and paid in accordance with Section A4 above shall be made within *** following the end of the applicable calendar month during which such Gross Profits were generated.

         A6. REPORTING. TEN shall include a detailed report setting forth the calculation of all amounts due to BDE hereunder with each payment made to BDE. In addition, TEN shall provide a login for BDE or provide weekly reporting setting forth the number of Activated Installations, the number of search queries entered by Toolbar End Users and estimated revenue as of such date.

         A7.  ADDITIONAL  ECONOMIC TERMS.   The  Parties hereby  acknowledge and
agree as follows:

                  a. TEN may, at its discretion, sell Paid Search Results directly as opposed to sourcing such results from third party providers; and

                  b.       ***.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT B
                            ALPM INTEGRATION MOCK-UP

                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]

           When a user clicks on the toolbar, it expands to display points accumulated:


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT C

                      ALTNET CONTENT FILE COMPENSATION PLAN



C1 Gross Receipts from Altnet Content File Downloads. BDE shall pay to TEN *** from Altnet Content Files purchased by users through the Toolbar pursuant to
Section 2.2(b) of the Agreement. As used in this Exhibit C, "Gross Receipts" shall be calculated ***. BDE shall pay TEN all fees due hereunder within *** following the end of the applicable calendar month.

C2 AUDIT RIGHTS. BDE shall maintain accurate records of the calculations of the payments due to TEN hereunder. During the Term and for six months following the expiration or termination of the Term, TEN, at its expense, and upon not less than ten (10) business days advance notice to BDE, shall have the right once during each calendar quarter to have a certified public accounting firm examine or audit such records in order to verify the figures reported and the amounts payable to TEN by BDE hereunder. Since BDE is solely responsible for tracking and paying all monies owed, any underpayment discovered shall be paid within 10
(ten) business days and shall not limit any other rights or remedies of TEN hereunder as a result of such payment default, all of which shall be cumulative. Any over-payment discovered shall be deducted from the next payment due. TEN shall bear the expense of any audit conducted pursuant to this Section unless such audit shows an error in TEN's favor amounting to a deficiency to TEN in excess of ten percent (10%) of the actual amounts paid and/or payable to TEN hereunder (as reasonably determined by the auditor), in which event BDE will promptly reimburse TEN for all reasonable expenses incurred to conduct and collect from the audit. BDE shall pay TEN any undisputed amounts to TEN within 10 days of receipt of a final report froth the auditor setting forth in detail the amount of underpayment and the basis for determining that amount. In the event that BDE disputes any or all of the amounts claimed due on such report, BDE shall have the right, at its own cost and expense, to retain a "Big 411 accounting firm, excluding any firm with which BDE has an audit relationship, to conduct and complete an independent audit within thirty days of delivery by TEN to BDE of the final report of TEN's auditor. In the event that the final report of BDE's auditor is not timely provided by BDE to TEN, the report of TEN's auditor shall be determinative and binding. If the report of BDE's auditor is delivered on a timely basis and there shall be a discrepancy between the two audit reports of greater than 5%, either party shall have the right to initiate binding arbitration proceedings before a single arbitrator (who shall be a CPA) selected by the American Arbitration Association to review the two audit reports and make a final determination based thereon as to the amount of underpayment, if any. In the event that the discrepancy between the two reports in less than 5%, the result of the audit conduct by TEN shall govern.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT D

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT


         This ESCROW AGREEMENT (this "Agreement" ), dated as of April 14, 2003, is among EDWARDS & ANGELL, LLP (the "Escrow Agent"), Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE"), and THE EXCITE NETWORK, INC., a Delaware corporation ("TEN").

         WHEREAS, BDE and TEN have simultaneously herewith entered into a Strategic Alliance, Marketing and Distribution Agreement for the purposes of marketing a customized version of the My Search Bar and operating an integrated sweepstakes and loyalty program (the "Alliance Agreement").

         WHEREAS, pursuant to Section A2 of Exhibit A of the Purchase Agreement, TEN has agreed to deliver *** Dollars ($***) into escrow with the Escrow Agent for the Escrow Agent to hold and deliver pursuant to this Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Alliance Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. APPOINTMENT. The Escrow Agent agrees to act as the holder of the escrow as set forth herein, and as such escrow holder to receive, administer and dispose of the *** Dollars ($***) deposited simultaneously herewith by TEN with the Escrow Agent as set forth herein (the "Escrow Deposit"). All interest and other proceeds earned on the Escrow Deposit, as well as interest and proceeds earned thereon, are hereinafter referred to as the "Interest." The Escrow Deposit and the Interest are hereinafter collectively referred to as the "Escrow Amount." The use of the phrase "Escrow Agent" is solely for purposes of identification and does not indicate or imply that the Escrow Agent has any agency or other fiduciary obligations to any party hereto or to any other person or entity.

         2.       RIGHTS, DUTIES AND IMMUNITIES.

                  (a) Acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

                           (i) the Escrow Agent undertakes to perform such duties and only such duties as are expressly set forth herein, and no implied agreements or obligations shall be read into this Escrow Agreement against the Escrow Agent; the Escrow Agent shall not be liable except for the performance of such duties and obligations as are expressly set out in this Agreement;

                           (ii) the Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of TEN, or of anyone else, to deliver moneys to the Escrow Agent or otherwise to honor any of the provisions of this Agreement, the Alliance Agreement or any other agreement;

                           (iii) BDE and TEN jointly will within ten (10) days following demand, reimburse and indemnify the Escrow Agent for, and hold it harmless from and against, any loss, liability or expense, including but not limited to reasonable counsel fees, arising out of or in connection with its acceptance of, or the performance of its duties and obligations under, this Agreement, except for losses, liabilities and expenses caused by the bad faith, willful misconduct or gross negligence of the Escrow Agent. The Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith in accordance with the terms hereof, including, without limitation, any liability for any delays not resulting from its gross negligence or willful misconduct or any loss of interest incident to any such delays;

                           (iv) the Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties;


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                           (v) the Escrow Agent shall not be liable for any error of judgement, or for any act done or step taken or, omitted by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own bad faith, willful misconduct or gross negligence;

                           (vi) the Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the constriction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

                           (vii) the Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any security, document or instrument held by or delivered to it; and

                           (viii) no provisions of this Escrow Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (b) If a controversy arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow Amount or any portion thereof or as to any other matter arising out of or relating to the Escrow Amount or this Agreement, the Escrow Agent shall not be required to determine the same and shall not make any delivery of the Escrow Amount or any portion thereof but shall retain it until the rights of the parties to the dispute shall have finally been determined by written agreement among the parties in dispute or by final order of a court of competent jurisdiction; provided, however, that the time for appeal of any such final order has expired without an appeal having been made. The Escrow Agent shall deliver the Escrow Amount or any portion thereof within 10 business days after the Escrow Agent has received written notice of any such agreement or final order (accompanied by an affidavit that the time for appeal has expired without an appeal having been made). The Escrow Agent shall be entitled to assume that no such controversy has arisen unless it has received a written notice that such a controversy has arisen which refers specifically to this Agreement and identifies by name and address the adverse claimants in the controversy; provided however that the Escrow Agent shall not be bound by any such notice unless it is received before the Escrow Agent delivers the Escrow Amount or any portion thereof or takes any action that, but for the notice referred to in this sentence, is permitted hereunder. If a controversy of the type referred to in this paragraph arises, the Escrow Agent may, in its sole discretion (but shall not be obligated to), commence interpleader or similar actions or proceedings for determination of the controversy.

         3. INVESTMENT. The Agent shall invest and reinvest the Escrow Deposit and the Interest in an FDIC insured interest bearing account with no penalty for immediate withdrawal customarily used by the Escrow Agent to invest funds held in circumstances similar to those contemplated hereby.

         4.       RELEASE OF ESCROW AMOUNT.

                  Subject to the provisions of Section 5 and the last sentence of Section 2, the Escrow Agent shall hold the Escrow Amount until it delivers the Escrow Amount in accordance with any joint written instructions received by the Escrow Agent from TEN and BDE.

         5.       SUCCESSOR ESCROW AGENT.

                  (a) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Amount to any successor Escrow Agent jointly designated in writing by TEN and BDE, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent shall take effect on the earlier of the appointment of a successor escrow agent or the day which is 30 days after the date of delivery of the Escrow Agent's written notice of resignation to the other parties hereto. In the event that a successor escrow Agent has not been appointed at the expiration of such 30-day period, the Escrow Agent's sole responsibility hereunder shall be the safekeeping of the Escrow Amount and to pay such


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Escrow Amount as may be specified, in a written agreement signed by all the other parties to this Agreement or as any court of competent jurisdiction may order.

                  (b) If the Escrow Agent receives a written notice signed by BDE and TEN stating that they have selected another escrow agent, any portion of the Escrow Amount invested by the Escrow Agent shall be promptly liquidated, and the Escrow Agent shall deliver the Escrow Amount to the Successor escrow agent named in the aforesaid notice within 10 days.

         6. CONSTRUCTION. This Agreement shall take effect as a sealed instrument and be construed under and governed by and enforced in accordance with the laws of the State of New York.

         7. NOTICES. Any notice or communication given pursuant to this Agreement by any party to any other party stall be in writing and shall be deemed given when personally delivered or when sent by registered or certified mail, return receipt requested, postage prepaid to the parties at their addresses set forth below or to such other address as any party may hereafter designate to the other party by like notice PROVIDED THAT no such notice or other communication shall be deemed given to the Escrow Agent until the same is received by the Escrow Agent.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(a) If to BDE:

          /s/ Kevin Bermeister
         ------------------------
         6355 Topanga Canyon Blvd.
         Suite 120
         Woodland hills, CA 91367

(b) If to TEN:

         Mark Stein, General Counsel
         The Excite Network, Inc.
         One Bridge Street
         Irvington, NY 10533

(c) If to Escrow Agent:

         Martin A. Clarke, Esq.
         Edwards & Angell, LLP
         Three Stamford Plaza
         310 Tresser Boulevard
         Stamford, CT 06901

         8. HEADINGS. The headings of the paragraphs of this Agreement are inserted as a matter of convenience and for reference purposes only, are of no binding effect, and in no respect define, limit or describe the scope of this Agreement or the intent of any paragraph.

         9. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each were upon the same instrument.

         10. ENTIRE AGREEMENT. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, supersedes all prior negotiations between the parties, and can be amended, modified, supplemented, extended, terminated, discharged or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by the party intended to he bound thereby.

         11. TAX REPORTING. For tax reporting purposes, interest shall be deemed for the account of BDE, EIN# 95-4592204.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted successors and assigns and shall not be enforceable by or create or evidence any right of any third party.

         13. SEVERABILITY. Any provision of this Agreement which may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without validating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed in its name and on its behalf, all as of the date first above written.





                                         THE EXCITE NETWORK, INC.
                                         EDWARDS & ANGELL, IMP



                                    By:  /s/ Jonas Steinman
                                         --------------------------------
                                         Name:  Jonas Steinman
                                         Title: Co-CEO



                                         BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                    By:  /s/ Kevin Bermeister
                                         --------------------------------
                                         Name:  Kevin Bermeister
                                         Title: CEO


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT E


                                       ***


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT F

                                      EULA

"MY SEARCH" SEARCHBAR END USER LICENSE AGREEMENT -

BY CLICKING ON THE "SUBMIT", "DOWNLOAD", "I ACCEPT" OR SUCH SIMILAR BUTTON OR LINK AS MAY BE DESIGNATED FOR PURPOSES OF INITIATING THE DOWNLOAD OF THE MY WAY SPEEDBAR SOFTWARE PRODUCT (THE "APPLICATION") AND DOWNLOADING AND INSTALLING THE "MY SEARCH" SEARCHBAR SOFTWARE APPLICATION, YOU AGREE TO BE LEGALLY BOUND BY THESE LICENSE TERMS AND CONDITIONS.

1.       LICENSE GRANT

Subject to the terms and conditions of this Agreement, My Way grants you a non-exclusive, revocable, limited license, to (a) download and install the most current version of the Application (including all updates thereto) and (b) use the Application(s) you download and install for your personal, non-commercial purposes.

2.       LICENSE CONDITIONS

You may not rent, sell, lease, sublicense, distribute, assign, copy (other than a single copy for your own backup purposes), or in any way transfer any Applications or use any Application for the benefit of any third party through any outsourcing or time sharing arrangement or through the operation of any service bureau. You may not modify, reverse-engineer, decompile, disassemble, or otherwise discover the Applications, or attempt to do so for any reason. Further, you may not access, create or modify our source code in any way. You do not have the right to and may not create derivative works of our Applications. All modifications or enhancements to our Applications remain our sole property. You understand that we, in our sole discretion, may modify or discontinue or suspend your right to access any of our services or use any Application at any time, and we may at any time suspend or terminate any license hereunder and disable any Applications you may already have accessed or installed without prior notice or further obligation to you.

We reserve the right to add additional features or functions to existing Applications. When installed on your computer, an Application periodically communicates with our servers. We may require the updating of an Application on your computer when we release a new version of an Application, or when we make new features available. This update may occur automatically or through other means and may occur all at once or over multiple sessions. You understand that we may require your review and acceptance of our then-current privacy policy and end user license agreement before you will be permitted a limited license for any subsequent versions of our Applications. You acknowledge and agree that we have no obligation to make available to you any subsequent versions of our Applications.

3.       OWNERSHIP

You acknowledge and agree that the Application is licensed, not sold to you by The Excite Network, Inc., d/b/a/ My Way. You agree that My Way owns all of our Applications, including all Intellectual Property Rights in or relating to each Application, except as otherwise specified or expressly granted to you in this Agreement. "INTELLECTUAL PROPERTY RIGHTS" means, collectively, rights under patent, trademark, copyright and trade secret rights recognized in any country or jurisdiction worldwide, including, without limitation, moral or similar rights. You may not delete, alter, or remove any copyright, trademark, or other proprietary rights notice we have placed on any Application. All rights not expressly granted hereunder are expressly reserved to My Way and My Way's licensors. "My Way", "My Search", and "My SearchHub" and "Searchbar" are trademarks of The Excite Network, Inc, d/b/a My Way. All Rights Reserved.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

4.         CONTENT AND INFRINGEMENT

You understand that all content, including, without limitation all data, links, articles, search results, graphic or video messages and all information, text software, music, sound, graphics or other materials ("'Content") made available or accessible through the Applications on our servers, whether publicly available or privately transmitted, is the sole responsibility of the entity from whom it originated. You understand and agree that by using an Application, you may be exposed to Content that may be offensive, indecent or objectionable in your community. You agree to accept all risks associated with the use of any Content, including any reliance on the accuracy or completeness of such Content. Under no circumstances will My Way be liable in any way for any Content, including, but not limited to, for any errors or omissions in any Content, or for loss or damage of any kind incurred as a result of the use of any Content posted or transmitted via the Application.

We are not responsible for any content such as audio, video, text or any other files owned by users of our Applications. All of our Applications are exposed, to various security issues, and should be regarded as unsecure. By accepting this Agreement, you indicate that you understand, acknowledge and agree that by using our Applications, you may be subject to various risks, including the exposure of data you have downloaded or have offered to share, and that you accept all such risk as solely your risk and responsibility.

In addition, all content made available or accessed through out Applications is the property of the applicable content owner and may be protected by applicable laws including without limitation those relating to Intellectual Property Rights. This Agreement gives you no rights to such content.

My Way respects and expects its users to respect the rights of copyright holders. On notice, My Way will act appropriately to remove content under our control that infringes the copyright rights of others. My Way reserves the right to disable the access to the Applications and our services by anyone who uses them to repeatedly infringe the Intellectual Property Rights of others. If you believe that our services contain elements that infringe your copyrights in your work, please follow our Notice and Procedure for Making Claims of Copyright Infringement at http://info.myway.com/index/idterms.html.

5.       INSTALLATION AND OPERATION

You understand, acknowledge and agree that installation of an Application PERMITS THE DOWNLOADING TO YOUR COMPUTER BY MY WAY OF software which allows us to update the Application, and that such updates may occur without notice to you, unless the terms of this Agreement change in a material way. You agree to accept all such updates and agree that they are and shall be governed by this Agreement unless superceded by a successor agreement as described below.

You further understand, acknowledge and agree that in consideration of the Applications, services and information provided to you by My Way, and in order to make our services functional and robust, the Application will communicate with our servers. Such communication may occur, for example, in connection with product updates and fixes, verifying and updating your settings, processing search queries or requests made by you through use of the Application and as otherwise required to maintain and operate the Application. The Application does not report back to My Way with information about the sites you visit on the Internet or collect any information that you provide you to any such web sites. You hereby consent to such communications and our use of such information. If you wish to withdraw your consent to our gathering and use of such data and information, uninstall our applications.

You understand that you may uninstall any Application at any time by using the Windows add/remove programs function or following the instructions listed on our website at http://help.myway.com/features/speedbar.html#q4. However, by uninstalling the Application, you will be unable to access our services and, in some instances, unable to use software with which the Application was bundled.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

6.       YOUR OBLIGATIONS

You represent and warrant that you are either the owner or an authorized user of the computer where our Application is installed. You agree to provide and to maintain fully accurate, complete and current information related to any registration for the Applications and our services and information that may be required in the course of your use of our services. If My Way has reasonable grounds to suspect that such information is inaccurate, not current or not complete, My Way has the right to suspend or terminate your account, deny any or all use of the Applications or our services, and pursue any appropriate legal remedies. You agree that we shall have the right to use the information you provide to us for the purposes described in this Agreement and in furtherance of your use of our services. You may use our services only for lawful purposes. The services described herein are subject to, and you agree that you sell at all times comply with, all local, state, national, and international laws, statutes, rules, regulations, ordinances and the like applicable to use of the My Way services and Applications. You agree not to use the My Way services and Applications to conduct any business or activity or solicit the performance of any activity, which is prohibited by law, or any contractual provision by which you are bound.

7.       ACCESS AND INTERFERENCE; PASSWORDS

You agree that you will not use any robot, spider, other automatic or manual device or process to interfere or attempt to interfere with the proper working of any of our Applications, services or content, except to remove our Applications from a computer of which you are an owner or authorized user. You may not violate or attempt to violate the security of our services. We reserve the right to investigate occurrences which may involve such violations, and may involve, and cooperate with, law enforcement authorities in prosecuting users who have participated in such violations. You agree that it is your responsibility to install anti-virus software and related protections against viruses, Trojan horses, worms, time bombs, cancelbots or other techniques that may have the effect of damaging, destroying, disrupting or otherwise impairing a computer's functionality or operation, which may inadvertently be transferred to your computer through your use of our Applications.

In order to access certain services or use certain features of our Applications, you may be required to pay fees, accept additional terns and conditions and/or, establish an account including an unique identification code or name (an "ID") and password (a "Password"). You are the sole and exclusive owner of any Password and ID combination issued or chosen by to you. Maintaining the confidentiality and security of your Password(s) and ID(s) is solely your responsibility. You are fully responsible for the use and protection of each Password and ID issued to or chosen by you and for all transactions undertaken by means of any account opened, held, accessed or used via such Password and ID. You shall notify us immediately and confirm in writing any unauthorized use of accounts or any breach of security, including without limitation any loss, theft or unauthorized use of your Password(s), and/or ID(s) or any related account. If we have reasonable grounds to suspect that the security of your Password and/or ID has been compromised, we have the right to suspend or terminate your account, refuse any and all current or future use of the services, and pursue any appropriate legal remedies. We shall not be responsible for any losses incurred in connection with any misuse of any Password or ID.

8.       ELECTRONIC SIGNATURES AND AGREEMENTS

You acknowledge and agree that by clicking on the button labeled "SUBMIT", "DOWNLOAD", "I ACCEPT" or such similar links as may be designated by My Way to download the software to accept the terms and conditions of this Agreement, you are submitting a legally binding electronic signature and are entering into a legally binding contract. You acknowledge that your electronic submissions constitute your agreement and intent to be bound by this Agreement. Pursuant to any applicable statutes, regulations, rules, ordinances or other laws, including without limitation the United States ELECTRONIC SIGNATURES IN GLOBAL AND
NATIONAL COMMERCE ACT, P.L. 106-229 (THE "E-SIGN ACT") or other similar statutes, YOU HEREBY AGREE TO THE USE OF ELECTRONIC SIGNATURES, CONTRACTS, ORDERS AND OTHER RECORDS AND TO ELECTRONIC DELIVERY OF NOTICES, POLICIES AND RECORDS OF TRANSACTIONS INITIATED OR COMPLETED THROUGH THE APPLICATION OR SERVICES OFFERED BY MY WAY. Further, you hereby waive any rights or requirements under any statutes, regulations, rules, ordinances or other laws in any jurisdiction which require an original signature or delivery or retention of non-electronic records, or to payments or the granting of credits by other than electronic means.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

9.       DISCLAIMER OF WARRANTY

YOU ACCESS AND USE OUR APPLICATIONS AND SERVICES AND ANY CONTENT AVAILABLE THROUGH OUR SERVICES OR ON OUR WEBSITE AT YOUR SOLE RISK.

WE PROVIDE THE  APPLICATIONS  AND THE CONTENT ON AN "AS IS," AND "AS  AVAILABLE"
BASIS WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, CUSTOM, TRADE, QUIET ENJOYMENT, ACCURACY OF INFORMATION CONTENT, SYSTEM INTEGRATION OR NON-INFRINGEMENT.

WE MAKE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE SERVICES PROVIDED BY THIRD PARTIES ACCESSIBLE ON OR THROUGH OUR APPLICATIONS OR SERVICES.

NEITHER WE NOR OUR DIRECTORS, OFFICERS, EMPLOYEES, PARENTS, SUBSIDIARIES, AFFILIATES, AGENTS, CONTRACTORS, THIRD PARTY VENDORS, FACILITIES, INFORMATION PROVIDERS, LICENSORS, NOR ANY EXCHANGES, CLEARING ORGANIZATIONS OR OTHER SUPPLIERS PROVIDING DATA, INFORMATION OR SERVICES (EACH A "PROVIDER") MAKE ANY REPRESENTATION OR WARRANTY: (A) AS TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, RELIABILITY OR CONTENT OF THE APPLICATIONS OR THE SERVICES OR ANY INFORMATION, SERVICE OR TRANSACTION PROVIDED THEREBY, OR (B) THAT THE
APPLICATIONS OR THE SERVICES WILL BE AVAILABLE OR WILL OPERATE IN AN UNINTERRUPTED OR ERROR-FREE MANNER, (C) THAT ERRORS OR DEFECTS RELATED TO THE APPLICATIONS OR THE SERVICES WILL BE CORRECTED OR (D) THAT WE CAN IDENTIFY AND IDENTIFY THEFT. WE ALSO DO NOT WARRANT THAT THE APPLICATIONS OR THE SERVICES OR THE INFORMATION AVAILABLE THROUGH THE SERVICES, IS APPROPRIATE, ACCURATE OR AVAILABLE FOR USE IN ANY PARTICULAR JURISDICTION.

THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT.

The above exclusions may not apply in jurisdictions that do not allow the exclusion of certain implied warranties.

10.      TERMINATION

You may terminate this Agreement at any time by uninstalling and destroying all copies of our Applications in your possession or control. We may terminate this Agreement, disable Applications; or cease providing any service at any time in our sole discretion.

11.      LIMITATION OF LIABILITY

YOU EXPRESSLY ACKNOWLEDGE AND AGREE THAT IN NO EVENT WILL MY WAY, ITS PARENTS, SUBSIDIARIES, OR AFFILIATES OR THEIR EMPLOYEES, DISTRIBUTORS, SUPPLIERS, MERCHANT PARTNERS, ADVERTISERS, DIRECTORS OR AGENTS (EACH A "PROTECTED PARTY, COLLECTIVELY "PROTECTED PARTIES") BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES OR OTHER RELIEF ARISING OUT OF, OR RELATED TO, THIS AGREEMENT OR TO YOUR USE OR INABILITY TO USE ANY OR ALL OF THE APPLICATIONS OR SERVICES INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOST BUSINESS OR LOST OPPORTUNITY, GOODWILL, OR OTHER INTANGIBLE LOSSES (EVEN IF MY WAY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES).

SOLELY TO THE EXTENT THE FOREGOING LIMITATION OF LIABILITY IS, FOR ANY REASON, HELD TO BE INAPPLICABLE OR UNENFORCEABLE IN WHOLE OR IN PART, THEN MY WAY'S AGGREGATE LIABILITY, FOR ANY REASON AND FOR ANY CAUSE OF ACTION AND ANY THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO THE SERVICES OR THIS


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

AGREEMENT SHALL BE LIMITED TO THE LESSER OF DAMAGES ACTUALLY INCURRED OR THE AVERAGE REVENUE RECEIVED BY MY WAY PER USER OF THE APPLICATION PER MONTH AS CALCULATED BY MY WAY BASED ON THE USE OF THE APPLICATIONS (AND NOT OTHER PRODUCTS OR SERVICES OFFERED BY MY WAY) MULTIPLIED BY THE NUMBER OF COMPLETE MONTHS YOU HAVE BEEN AN APPLICATION USER. THE PROTECTED PARTIES ASSUME NO LIABILITY HEREUNDER FOR, AND SHALL HAVE NO OBLIGATION TO DEFEND YOU OR TO PAY COSTS, DAMAGES OR ATTORNEYS' FEES FOR, ANY CLAIM BASED UPON: (I) ANY METHOD OR PROCESS IN WHICH OUR APPLICATION MAY BE USED BY YOU; (II) ANY RESULTS OF USING OUR APPLICATION; (III) ANY USE OF OTHER THAN A CURRENT RELEASE OF ONE OF OUR
APPLICATIONS; OR (IV) THE COMBINATION, OPERATION OR USE OF ANY OF OUR APPLICATION(S) WITH THIRD PARTY PROGRAMS OR DATA.

BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR THE LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, IN SUCH STATES OR JURISDICTIONS, OUR LIABILITY SHALL BE LIMITED TO THE EXTENT PERMITTED BY LAW.

12.      EXPORT CONTROLS

The Applications and the Underlying information and technology may not be downloaded or otherwise exported or re-exported (i) into (or to a national or resident of Afghanistan, Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Deparment's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Deny Orders. By downloading or using our Applications, you agreeing to the foregoing and you represent and warrant that you are not located in, under the control of, or a national or resident of any such country or on any such list, and that you will otherwise comply with all applicable export control laws.

13.      NOTICE TO GOVERNMENT END USERS

Any Applications, software and documentation hereunder downloaded or otherwise installed for or on behalf of the United States of America, its agencies and/or instrumentalities ("U.S. Government"), is provided with Restricted Rights as "Commercial Items," as that term is defined at 48 C.F R. ss.2.101, consisting of "Commercial Computer Software" and "Commercial Computer Software Documentation," as such terms are used in 48 C.F.R. ss.12.212 or 48 C.F.R, ss.227.7202, as applicable. Pursuant to Federal Acquisition Regulation 12.212 (48 C.F.R.
ss.12.212), the U.S. Government shall have only those rights specified in the license contained herein. The U.S. Government shall not be entitled to (i) technical information that is not customarily provided to the public or to (ii) use, modify, reproduce, release, perform, display, or disclose commercial computer software or commercial computer software documentation except as specified herein. Use, duplication, or disclosure by the U.S., Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagrapbs (c)(1) and (2) of the Commercial Computer Software - Restricted Rights at 48 C.F.R. 52.227-19, as applicable.

14.      APPLICABLE LAW

By accessing or using our Applications or our services, you agree that the substantive laws of the State of New York shall govern all matters relating to or arising from this Agreement, and the use (or inability to use) any or all of the services or our Applications, and that such laws shall apply without regard to principles of conflict of laws. Subject to the dispute resolution procedures set forth below, you hereby submit to the exclusive jurisdiction and venue of the appropriate State and Federal courts located in Westchester County, New York, with respect to all matters arising out of or relating to this Agreement. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement. You agree that regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the My Way Service, any Application or the My Way Privacy Policy must be filed within one (1) year after such claim or cause of action arose or be forever barred.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

15.        ARBITRATION

Any claim or controversy arising out of or related to this Agreement, or the products or services we provide or distribute shall be settled by individual binding arbitration in accordance with the rules of the American Arbitration Association then effective. Any such claim or controversy shall be arbitrated on an individual basis and shall not be consolidated with a claim of any other party. Further, in any such dispute, under no circumstances will you be permitted to obtain awards for, and you hereby waive all rights to claim punitive, incidental or consequential damages, and you further waive all rights to have damages multiplied or increased. This shall not preclude My Way from seeking any injunctive relief for protection of our Intellectual Property
Rights. The arbitration shall take place in Irvington, New York or such other location as the parties may mutually agree. The arbitrator(s) shall issue a reasoned award, and any judgment on the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. The arbitrator(s) will each be a natural person who has never been employed (either as an employee or as an independent consultant) by either of the parties, or any parent, subsidiary or affiliate thereof, and will be generally familiar with the business of the parties. The arbitrator(s) may upon request exclude from use in the arbitration proceeding any evidence not made available to the other party pursuant to a proper discovery request. The cost of the arbitration will be borne equally by the parties. The parties, their representatives, other participants, the arbitrator(s) and the administrator(s) of the arbitration will hold in confidence the existence, content and outcome of the arbitration. The parties understand that: (i) arbitration is final and binding on the parties; (ii) the parties are waiving their right to seek remedies in court, including the right to a jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court procedures; and (iv) any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

16.        SUCCESSOR AGREEMENTS

The terms of this Agreement may change from time to time. You should, check back at the website regularly to determine if any material changes have been made. We will prominently post material changes on the My Way website at least 14 days prior to the effective date of the change and will also attempt to provide you with an online notice informing you when such material changes have been made to this Agreement, which notice shall contain an active link that you can use to view a web page containing or linking to the revised Agreement.

You agree that your continued use of any Application or our services after the effective date of any change will constitute your affirmative consent to this revised Agreement. If you do not accept such revisions, you must affirmatively indicate to us by e-mail to uninstall@help.myway.com that you do not accept the successor Agreement and remove all of our Applications from your computer and cease all access to and use of our services hereunder. Failure to remove our Applications from your computer will be deemed an acceptance of the terms of the most current Agreement.

17.        ORDER OF PRECEDENCE

This Agreement and any accepted successor Agreement governs your use of our Applications and our services as described herein. To the extent that any provision of this Agreement, or any supplemental agreement offered as any part of any registration for additional Applications or services, conflicts with any provision of other agreements between you and My Way or any of its related or affiliated entities, the terms of the then-current Agreement, shall, as to the specific subject matter of this Agreement, take precedence over the conflicting terms) of the other agreement.

18.        GENERAL

This Agreement, as modified from time to time as described above, and including the My Way Privacy Policy, Terms of Service and any other policies incorporated by reference, sets forth the entire understanding and agreement between the parties. Without limiting any other remedy available to us, we may suspend or terminate this Agreement and your access to the Applications or our services under this Agreement if we have reason to believe that you have failed to comply with your obligations under this Agreement. Upon termination, cancellation, suspension or expiration of this Agreement for any reason and by either party, you agree to cease all use of the Applications and our services. Except as otherwise provided in this Agreement, you shall not thereby be entitled to any refund or credit. No delay or failure to enforce any provision of this Agreement will constitute a waiver of such provision by My Way or acts as estoppel against later enforcement. Subject to the terms of the Order of Precedence set forth above, this Agreement


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

constitutes the entire agreement between you and My Way with respect to the specific subject matter addressed herein, and governs your use of the Applications and our services, superseding any prior agreements between you and My Way or its affiliates or related entities relating to such subject matter, but this Agreement may be supplemented by any other agreement you enter into with My Way or its affiliates or related entities pursuant to a registration to access additional Applications or services. You may not assign any of your rights or delegate any of your obligations under this Agreement without the prior written consent of My Way. My Way shall not be deemed to be in breach of this Agreement due to any delay or failure of performance or interruption in the availability of the Services resulting directly or indirectly from any act of nature or other cause beyond the reasonable control of My Way. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties' intentions as reflected in the provision, and that the other provisions of this Agreement remain in full force and effect. Sections 2-4, 7-15 and 18 of this Agreement will survive any expiration, cancellation or termination of this Agreement. The section headings used in this Agreement are for convenience only and have no legal or contractual effect.

Without limiting the foregoing, My Way Software Products and My Way's Services are not intended for use by or availability to persons under the age of 13.

IF YOU ARE UNDER 13 YEARS OF AGE, YOU MAY NOT DOWNLOAD, INSTALL OR USE ANY MY WAY SOFTWARE PRODUCT OR APPLICATION AND YOU MAY NOT ACCESS THE SERVICES.


VERSION: 1.4
 EFFECTIVE DATE:  March 6, 2003.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.